

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of September 30, 2026

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since Fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION



2.20%
22.31%
75.49%
Domestic
International
Net Cash 1

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	26.07%
Communication Services	24.06%
Financials	20.28%
Healthcare	7.44%
Consumer Discretionary	7.18%
Industrials	6.73%
Consumer Staples	3.95%
Energy	1.42%
Materials	0.67%
Utilities	0.00%
Net Cash[1]	2.20%

TOP 10 HOLDINGS

Alphabet, Inc. Class A	12.09%
Alphabet, Inc. Class C	11.97%
Taiwan Semiconductor Manufacturing Company	10.42%
Mastercard Inc. Class A	9.69%
Apple, Inc.	7.02%
Bank of America Corporation	4.78%
The TJX Companies, Inc.	4.18%
Berkshire Hathaway Inc. Class B	2.80%
RTX Corp.	2.61%
The Hershey Company	2.49%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	35
2025 Portfolio Turnover	8.51%
Net Assets (millions)	$28.46
Total Expense Ratio	1.51%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]



Mundoval Fund
MSCI World Index
-0.78%
1.88%
10.56%
15.24%
13.21%
21.40%
6.92%
11.89%
10.44%
13.95%
10.93%
12.81%
8.00%
9.27%
3Q26 Non-annualized
1-Year
3-Year
5-Year
7-Year
10-Year
Since Inception*

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$54,649
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2006
2011
2016
2021

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $54,649.63 on 9/30/2026 All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING



Portfolio Review:

The Mundoval Fund returned -0.78% in the third quarter versus 1.88% for the MSCI World Index during the same period. Since the inception date of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 8.00% versus 9.27% for the MSCI World Index.

Positive factors impacting investment performance for the Fund during the quarter included the Information Technology sector (Apple, Microsoft), Healthcare sector (IQVIA Holdings, Inc.) and Financial Services sector (Mastercard). Negative factors impacting investment performance for the Fund during the quarter included the Healthcare sector (Novo Nordisk) and Consumer Discretionary sector (LVMH Moët Hennessey Louis Vuitton).

During the quarter the Fund sold shares of Comcast Corporation. The geographic diversification of the Fund as of September 30, 2026 was 75.49% Domestic stocks, 22.31% International stocks and 2.2% cash equivalents. The Fund owned shares of common stock in 34 companies.

Manager Commentary:

During the third quarter the 10-year U.S. Treasury yield rose to 5.3%, a new multidecade high, after the Federal Reserve delivered its first interest rate hike in three years due to higher than expected inflation. Oil prices rose by more than 30% contributing to overall inflationary pressures. The technology & semiconductor sectors continued to dictate market momentum in the third quarter. The S&P 500 Index and the technology laden NASDAQ Composite returned 2.22% and 2.5% respectively, while international stocks, as measured by the MSCI EAFE Index increased 0.81% during the third quarter.

During the third quarter, ***Microsoft Corp.*** reported robust cloud growth and increasing AI subscribers while ***Cheniere Energy, Inc.*** reported strong quarterly earnings, capitalizing on volatile global energy dynamics and high demand. ***Mastercard Inc.*** beat Wall Street revenue and earnings expectations after reporting robust increases in cross-border volumes driven by resilient travel and entertainment spending.

Thank you for your business and continued support.
Arthur Q. Johnson, CFA

Average Annualized Total Returns as September 30, 2026

	3Q 2026 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10-Year	Since Inception (9/3/04)
Mundoval Fund	-0.78%	10.56%	13.21%	6.92%	10.44%	10.93%	8.00%
MSCI World Index	1.88%	15.24%	21.40%	11.89%	13.95%	12.81%	9.27%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

7855 Ivanhoe Avenue, Suite 210 | La Jolla, CA 92037 | (858) 454-4837 | info@mundoval.com | www.mundoval.com